UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

SPESCOM SOFTWARE INC.

(Exact name of registrant as specified in its charter)

California	0-15935	95-3634089
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

10052 Mesa Ridge Court, Suite 100 San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (858) 625-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

On November 18, 2004, Spescom Software Inc. (“Spescom”) issued a press release announcing its financial results for its fiscal fourth quarter, ended September 30, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 17, 2004, the Board of Directors appointed Michael Silverman, a member of Spescom’s Board since April of 2004, Chairman of the Board.  In connection with the appointment of Mr. Silverman, effective November 17, 2004, Carl Mostert, Spescom’s President and Chief Executive Officer resigned as Chairman of Spescom’s Board of Directors.  Mr. Mostert remains Spescom’s President and Chief Executive Officer and a member of the Board.

A copy of the press release announcing Mr. Silverman’s appointment is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit	Description

99.1	Press release issued by Spescom Software Inc. on November 18, 2004
99.2	Press release issued by Spescom Software Inc. on November 17, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 19, 2004

SPESCOM SOFTWARE INC.

By:	/s/ John W. Low
John W. Low
Chief Financial Officer